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                                                                   EXHIBIT 23.01
                                                                   -------------


                          INDEPENDENT AUDITORS' CONSENT




To the Board of Directors of

ERF Wireless, Inc.


We consent to the incorporation by reference of our report dated April 11, 2005 relating to the consolidated financial statement schedules, which appears in this Form 10-KSB.


We consent to all references to our firm in this Form 10-KSB.




/s/ Lopez, Blevins, Bork & Associates, LLP
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Lopez, Blevins, Bork & Associates

Certified Public Accountants

Houston, Texas

April 15, 2005